Intangible Assets, Net - Schedule of Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2026 CNY (¥)	Mar. 31, 2026 USD ($)	Mar. 31, 2025 CNY (¥)
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2027	¥ 155
2028	127
2029	102
2030	59
2031	37
Thereafter	56
Net Carrying Amount	¥ 536	$ 78	¥ 718